   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 1996



                                                     REGISTRATION NO. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  CYMER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEVADA                                 3559                               33-0175463
   (STATE OR OTHER JURISDICTION OF         (PRIMARY STANDARD INDUSTRIAL                 (IRS EMPLOYER
    INCORPORATION OR ORGANIZATION)         CLASSIFICATION CODE NUMBER)              IDENTIFICATION NUMBER)

                             16275 TECHNOLOGY DRIVE
                          SAN DIEGO, CALIFORNIA 92127
                                 (619) 487-2442
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                              DR. ROBERT P. AKINS
          CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT
                                  CYMER, INC.
                             16275 TECHNOLOGY DRIVE
                          SAN DIEGO, CALIFORNIA 92127
                                 (619) 487-2442
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

               HENRY P. MASSEY, JR., ESQ.                                JAY K. HACHIGIAN, ESQ.
                DAVID C. DRUMMOND, ESQ.                                RALPH L. ARNHEIM III, ESQ.
                  GREGORY T. COX, ESQ.                                  BRETT A. PLETCHER, ESQ.
            WILSON SONSINI GOODRICH & ROSATI                      GUNDERSON DETTMER STOUGH VILLENEUVE
                PROFESSIONAL CORPORATION                               FRANKLIN & HACHIGIAN, LLP
                   650 PAGE MILL ROAD                                    155 CONSTITUTION DRIVE
            PALO ALTO, CALIFORNIA 94304-1050                          MENLO PARK, CALIFORNIA 94025
                     (415) 493-9300                                          (415) 321-2400

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-17193


    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effect registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TITLE OF EACH CLASS OF                           PROPOSED MAXIMUM    PROPOSED MAXIMUM       AMOUNT OF
SECURITIES TO BE               AMOUNT TO BE       OFFERING PRICE    AGGREGATE OFFERING     REGISTRATION
REGISTERED                    REGISTERED(1)        PER SHARE(2)        PRICE(1)(2)            FEE(3)
----------------------------------------------------------------------------------------------------------
Common Stock,
  $0.001 par value........       310,500              $42.00           $13,041,000            $3,952
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------



(1) Includes up to 40,500 shares of Common Stock which may be purchased by the Underwriters to cover overallotments, if any.


(2) Estimated pursuant to Rule 457 under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee.


(3) The Registrant certifies that it has instructed its Bank to wire transfer the required filing fee to the Commission's account at Mellon Bank by no later than the close of business on December 13, 1996, that the Registrant will not revoke such instructions and that it has sufficient funds in its account to cover the amount of such filing fee. The Registrant further certifies that it will confirm receipt of such instructions by its bank during regular business hours on December 13, 1996.

                            ------------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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


                                EXPLANATORY NOTE



     Incorporated by reference herein is, in its entirety, the Registration Statement on Form S-1 (File No. 333-17193) of Cymer, Inc. which was declared effective by the Securities and Exchange Commission on December 12, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Cymer, Inc., a corporation organized and existing under the laws of the State of Nevada, has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on this 12th day of December 1996.


                                          CYMER, INC.

                                          By: /s/    WILLIAM A. ANGUS, III

                                            ------------------------------------
                                                   William A. Angus, III
                                                   Senior Vice President,
                                                Chief Financial Officer and
                                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

               SIGNATURE                               TITLE                        DATE
----------------------------------------  -------------------------------    ------------------
         /s/          ROBERT P.           President, Chief Executive          December 11, 1996
                 AKINS*                     Officer and Chairman of the
----------------------------------------    Board
            Robert P. Akins
      /s/       WILLIAM A. ANGUS,         Senior Vice President, Chief        December 11, 1996
                  III                       Financial Officer and
----------------------------------------    Secretary
         William A. Angus, III
         /s/          NANCY J.            Director, Corporate Finance,        December 11, 1996
                 BAKER*                     Treasurer and Chief
----------------------------------------    Accounting Officer
             Nancy J. Baker
     /s/       RICHARD P. ABRAHAM*        Director                            December 11, 1996
----------------------------------------
           Richard P. Abraham
      /s/       KENNETH M. DEEMER*        Director                            December 11, 1996
----------------------------------------
           Kenneth M. Deemer
         /s/          PETER J.            Director                            December 11, 1996
                SIMONE*
----------------------------------------
            Peter J. Simone
     /s/       F. DUWAINE TOWNSEN*        Director                            December 11, 1996
----------------------------------------
           F. Duwaine Townsen

---------------
* By: William A. Angus, III
      Attorney-in-Fact

                               INDEX TO EXHIBITS


                                                                                     SEQUENTIALLY
  EXHIBIT                                                                              NUMBERED
   NUMBER                                 EXHIBITS                                       PAGE
  --------  ---------------------------------------------------------------------    ------------
  5.1       Opinion of Allison, MacKenzie, Hartman, Soumbeniotis & Russell, Ltd.
  23.1      Independent Auditors' Consent
  23.2      Consent of Counsel (included in Exhibit 5.1).